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                                 AMENDMENT NO. 1
              TO THE EMPLOYMENT AGREEMENT DATED AS OF JULY 1, 1995
             BETWEEN VARI-LITE HOLDINGS, INC. AND H. R. BRUTSCHE III

                              W I T N E S S E T H :

     WHEREAS, Vari-Lite Holdings, Inc. (the "Company") and H. R. Brutsche III (the "Executive") entered into an Employment Agreement ("Agreement") dated as of July 1, 1995; and

     WHEREAS, the Company changed its name effective December 27, 1995 to Vari-Lite International, Inc.; and

     WHEREAS, the Executive and the Company desire to amend the Agreement in certain respects retroactively so as to be effective as of July 1, 1995;

     NOW, THEREFORE, in consideration of the foregoing, the Agreement is hereby amended as follows:

     Section 9 of the Agreement is hereby amended by adding to the end thereof a new subsection (h) reading as follows:

          (h) CONTINUED MEDICAL COVERAGE. In addition to any benefit described in this Section 9, if the employment of the Executive is terminated for any reason other than for Cause, but the Executive continues to maintain a relationship with the Company or any of its affiliates by serving on the Board of Directors of one or more of such entities, the Executive and his dependents shall be entitled to continue to be covered under the medical and dental plans maintained by the Company and its affiliates after the continuation coverage period provided under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), for as long as the Executive continues to serve on the Board of Directors of the Company or one of its affiliates. The Executive and his dependents will be required to pay the premium charged by the medical and the dental plans to COBRA continuees for such continued coverage and shall be subject to the same requirements concerning the timing of premium payments as apply to COBRA continuees under the medical and dental plans.

     IN WITNESS WHEREOF the parties hereto have executed this Amendment No. 1 to the Agreement on this 11th day of August, 1997, but to be effective as of July 1, 1995.

                              COMPANY:

                              Vari-Lite International, Inc.

                              By:  /s/ Michael P. Herman
                                   ---------------------------------
                                   Michael P. Herman
                                   Vice President - Finance

                              EXECUTIVE:

                              /s/ H.R. Brutsche III
                              ---------------------------------
                              H. R. Brutsche III